UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2021

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2021, United Bankshares, Inc. (“United” or the “Company”) held its virtual Annual Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders voted on the following three matters outlined in the Company’s proxy statement (the “Proxy Statement”): (1) to elect thirteen (13) persons to serve as directors of the Company for a one-year term expiring at the 2022 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) to approve, on an advisory basis, the compensation of United’s named executive officers. The matters are described in detail in the Proxy Statement mailed to shareholders on or about March 30, 2021. The shareholders elected each of the thirteen (13) persons listed below as directors of the Company for a one-year term expiring at the 2022 Annual Meeting; ratified the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2021; and approved, on an advisory basis, the compensation of United’s named executive officers. The voting results for the matters appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast

Richard M. Adams	90,268,115	4,717,202	---	18,898,946	3,718
Charles L. Capito, Jr.	94,085,861	899,456	---	18,898,946	3,718
Peter A. Converse	92,958,133	2,027,184	---	18,898,946	3,718
Michael P. Fitzgerald	91,810,724	3,174,593	---	18,898,946	3,718
Theodore J. Georgelas	92,917,500	2,067,817	---	18,898,946	3,718
Dr. Patrice A. Harris	94,588,677	396,640	---	18,898,946	3,718
J. Paul McNamara	88,718,221	6,267,096	---	18,898,946	3,718
Mark R. Nesselroad	93,176,547	1,808,770	---	18,898,946	3,718
Jerold L. Rexroad	91,901,129	3,084,188	---	18,898,946	3,718
Albert H. Small, Jr.	94,057,024	928,293	---	18,898,946	3,718
Mary K. Weddle	92,814,850	2,170,467	---	18,898,946	3,718
Gary G. White	91,928,256	3,057,061	---	18,898,946	3,718
P. Clinton Winter	91,804,891	3,180,426	---	18,898,946	3,718

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
111,447,422	2,187,283	253,276	---	---

Proposal 3. Approval, on an advisory basis, the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
91,393,759	2,695,082	900,194	18,898,946	---

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: May 17, 2021	By: /s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer